UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

CCC Intelligent Solutions Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39447	98-1546280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

167 N. Green Street, 9th Floor
Chicago, Illinois		60607
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 621-8070

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CCCS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 25, 2023, CCC Intelligent Solutions Holdings Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of 614,604,857 shares of common stock, which represent 97.91% of the voting power of all shares of common stock of the Company as of April 3, 2023, the record date for the Annual Meeting, and constituting a quorum for the transaction of business at the Annual Meeting.

The stockholders of the Company voted on the following items at the Annual Meeting:

1.
To elect two Class II Directors to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified;
2.
To approve, on an advisory (non-binding) basis, the frequency of future advisory (non-binding) stockholder votes on the compensation of the Company's named executive officers;
3.
To approve, on an advisory (non-binding) basis, the compensation of the Company's named executive officers as set forth in the Proxy Statement for the Annual Meeting (the “Proxy Statement”); and
4.
To ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

For more information about the foregoing proposals, see the Company’s Proxy Statement.

Holders of the shares of common stock are entitled to one vote per share. The voting results for each of these proposals are detailed below.

1.	Election of Class II Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
William Ingram	596,921,726	3,130,566	14,552,565
Lauren Young	537,447,250	62,605,042	14,552,565

Based on the votes set forth above, each director nominee was duly elected to serve until the 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2.	Advisory Vote on the Frequency of Future Votes on the Compensation of the Company's Named Executive Officers

Votes For 1 Year	Votes for 2 Years	Votes For 3 Years	Abstained	Broker Non-Votes
599,724,697	177,945	76,000	73,650	14,552,565

The Company has considered the outcome of this advisory vote and has determined, as was recommended with respect to this proposal by the Company's board of directors in the Company’s Proxy Statement, that the Company will hold future say-on-pay votes on an annual basis until the next advisory vote on the frequency of say-on-pay votes. The next advisory vote regarding the frequency of say on pay votes is required to occur no later than the Company's 2029 annual meeting of stockholders.

3.	Advisory Vote on the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstained	Broker Non-Votes
580,870,639	19,090,961	90,692	14,552,565

Based on the votes set forth above, the stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as set forth in the Proxy Statement.

4.	Ratification of the Selection of Deloitte as Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstained
613,962,027	590,148	52,682

There were no broker non-votes on this proposal.

Based on the votes set forth above, the stockholders ratified the selection of Deloitte as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CCC INTELLIGENT SOLUTIONS HOLDINGS INC.

Date:	May 26, 2023	By:	/s/ Brian Herb
		Name: Title:	Brian Herb Executive Vice President, Chief Financial and Administrative Officer